Exhibit 99.1

Investor Supplement
2011 Retrospectively Adjusted Financial Information

The financial statements and financial information included herein are unaudited. These financial statements and financial information have been retrospectively adjusted for (i) for the adoption of Accounting Standards Update 2010-26, Accounting for Costs Associated with Acquiring or Renewing Insurance Contracts and (ii) a change in how Kemper allocates capital and net investment income to its business segments.
Non-GAAP Financial Measures
This document contains non-GAAP financial measures to analyze the Company’s operating performance for the periods presented. Because the Company’s calculation of these measures may differ from similar measures used by other companies, investors should be careful when comparing the Company’s non-GAAP financial measures to those of other companies. For detailed disclosures on non-GAAP financial measures please refer to the “Definitions of Non-GAAP Financial Measures” on Page 15.

Kemper Corporation
Investor Supplement

Kemper Corporation Consolidated Financial Highlights (Dollars in Millions, Except Per Share Amounts) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
For Period Ended
Earned Premiums	$2,173.6	$536.5	$543.0	$548.1	$546.0
Net Investment Income	298.0	75.3	58.6	82.9	81.2
Net Investment Gains (Losses) and Other Income	23.4	1.5	(8.8)	16.7	14.0
Total Revenues	$2,495.0	$613.3	$592.8	$647.7	$641.2

Consolidated Net Operating Income (Loss)[1]	$47.1	$24.1	$7.1	$(20.2)	$36.1
Income (Loss) from Continuing Operations	$61.7	$25.0	$1.1	$(9.4)	$45.0
Net Income (Loss)	$74.5	$24.3	$2.0	$(3.3)	$51.5

Per Unrestricted Common Share Amounts:
Basic:
Consolidated Net Operating Income (Loss)[1]	$0.78	$0.40	$0.12	$(0.33)	$0.59
Income (Loss) from Continuing Operations	$1.02	$0.41	$0.01	$(0.16)	$0.74
Net Income (Loss)	$1.23	$0.40	$0.03	$(0.06)	$0.85
Diluted:
Consolidated Net Operating Income (Loss)[1]	$0.78	$0.40	$0.12	$(0.33)	$0.59
Income (Loss) from Continuing Operations	$1.02	$0.41	$0.01	$(0.16)	$0.73
Net Income (Loss)	$1.23	$0.40	$0.03	$(0.06)	$0.84

Dividends Paid to Shareholders Per Share	$0.96	$0.24	$0.24	$0.24	$0.24

At Period End
Total Assets	$7,934.7	$7,934.7	$8,047.8	$8,068.4	$8,137.0
Insurance Reserves	$4,131.8	$4,131.8	$4,158.1	$4,186.8	$4,169.4
Notes Payable	$610.6	$610.6	$675.4	$610.2	$610.0
Shareholders’ Equity	$2,116.6	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Shareholders’ Equity Excluding Goodwill	$1,804.8	$1,804.8	$1,809.8	$1,728.6	$1,711.7
Common Shares Issued and Outstanding (In Millions)	60.249	60.249	60.456	60.460	60.453
Book Value Per Share[2]	$35.13	$35.13	$35.09	$33.75	$33.47
Book Value Per Share Excluding Goodwill[1,2]	$29.96	$29.96	$29.94	$28.59	$28.31
Book Value Per Share Excluding Unrealized on Fixed Maturities[1,2]	$29.70	$29.70	$29.80	$30.62	$31.01
Debt to Total Capitalization[2]	22.4%	22.4%	24.1%	23.0%	23.2%
Rolling 12 Months Return on 5-point Average Shareholders Equity[2,3]	3.6%	3.6%	5.5%	7.1%	9.0%

[1] Non-GAAP Measure. See Page 15 for definition.
[2] See Capital Metrics for detail calculations.
[3] Rolling 12 Months Return on 5-point Average Shareholders Equity is calculated by taking the last 12 months of Net Income (Loss) divided by the 5-point average Shareholders’ Equity. The 5-point Average Shareholders’ Equity is calculated by using a 5-point quarter average of Shareholders’ Equity for the 12 month period.

Kemper Corporation Consolidated Statements of Operations (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Revenues:
Earned Premiums	$2,173.6	$536.5	$543.0	$548.1	$546.0
Net Investment Income	298.0	75.3	58.6	82.9	81.2
Other Income	1.0	0.2	0.4	0.2	0.2
Net Realized Gains (Losses) on Sales of Investments	33.7	5.9	(4.2)	17.8	14.2
Other-than-temporary Impairment Losses:
Total Other-than-temporary Impairment Losses	(11.4)	(4.7)	(5.0)	(1.3)	(0.4)
Portion of Losses Recognized in Other Comprehensive (Income) Loss	0.1	0.1	—	—	—
Net Impairment Losses Recognized in Earnings	(11.3)	(4.6)	(5.0)	(1.3)	(0.4)
Total Revenues	2,495.0	613.3	592.8	647.7	641.2
Expenses:
Policyholders’ Benefits and Incurred Losses and Loss Adjustment Expenses	1,645.7	376.7	399.6	477.1	392.3
Insurance Expenses	683.6	170.1	176.8	170.6	166.1
Write-off of Intangibles Acquired	13.5	13.5	—	—	—
Interest and Other Expenses	83.9	21.9	21.4	20.9	19.7
Total Expenses	2,426.7	582.2	597.8	668.6	578.1
Income (Loss) from Continuing Operations before Income Taxes	68.3	31.1	(5.0)	(20.9)	63.1
Income Tax Benefit (Expense)	(6.6)	(6.1)	6.1	11.5	(18.1)
Income (Loss) from Continuing Operations	61.7	25.0	1.1	(9.4)	45.0
Discontinued Operations:
Income from Discontinued Operations before Income Taxes	19.5	0.2	0.6	9.3	9.4
Income Tax Benefit (Expense)	(6.7)	(0.9)	0.3	(3.2)	(2.9)
Income (Loss) from Discontinued Operations	12.8	(0.7)	0.9	6.1	6.5
Net Income (Loss)	$74.5	$24.3	$2.0	$(3.3)	$51.5
Income (Loss) from Continuing Operations Per Unrestricted Share:
Basic	$1.02	$0.41	$0.01	$(0.16)	$0.74
Diluted	$1.02	$0.41	$0.01	$(0.16)	$0.73
Net Income (Loss) Per Unrestricted Share:
Basic	$1.23	$0.40	$0.03	$(0.06)	$0.85
Diluted	$1.23	$0.40	$0.03	$(0.06)	$0.84
Dividends Paid to Shareholders Per Share	$0.96	$0.24	$0.24	$0.24	$0.24
Weighted Average Unrestricted Common Shares Outstanding	60.263	60.113	60.141	60.119	60.678

Kemper Corporation Consolidated Balance Sheets (Dollars in Millions) (Unaudited)

	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Assets:
Investments:
Fixed Maturities at Fair Value	$4,773.4	$4,782.4	$4,573.2	$4,491.9
Equity Securities at Fair Value	397.3	360.8	503.0	511.7
Equity Method Limited Liability Investments at Cost Plus Cumulative Undistributed Earnings	306.3	305.0	325.3	326.0
Short-term Investments at Cost	247.4	120.9	274.5	415.8
Other Investments	498.3	495.2	497.2	496.0
Total Investments	6,222.7	6,064.3	6,173.2	6,241.4
Cash	251.2	471.0	123.8	77.5
Receivable from Policyholders	379.2	390.4	381.7	387.6
Other Receivables	218.7	214.0	442.8	510.4
Deferred Policy Acquisition Costs	294.0	296.5	294.4	289.8
Goodwill	311.8	311.8	311.8	311.8
Current and Deferred Income Tax Assets	6.4	38.7	76.1	53.2
Other Assets	250.7	261.1	264.6	265.3
Total Assets	$7,934.7	$8,047.8	$8,068.4	$8,137.0
Liabilities and Shareholders’ Equity:
Insurance Reserves:
Life and Health	$3,102.7	$3,094.5	$3,085.6	$3,073.6
Property and Casualty	1,029.1	1,063.6	1,101.2	1,095.8
Total Insurance Reserves	4,131.8	4,158.1	4,186.8	4,169.4
Certificates of Deposits at Cost	—	—	—	172.7
Unearned Premiums	666.2	687.1	675.6	680.4
Liabilities for Income Taxes	6.2	14.9	7.4	8.6
Notes Payable at Amortized Cost	610.6	675.4	610.2	610.0
Accrued Expenses and Other Liabilities	403.3	390.7	548.0	472.4
Total Liabilities	5,818.1	5,926.2	6,028.0	6,113.5
Shareholders’ Equity:
Common Stock	6.0	6.1	6.0	6.0
Paid-in Capital	743.9	745.4	744.2	743.3
Retained Earnings	1,108.7	1,102.0	1,114.7	1,132.6
Accumulated Other Comprehensive Income	258.0	268.1	175.5	141.6
Total Shareholders’ Equity	2,116.6	2,121.6	2,040.4	2,023.5
Total Liabilities and Shareholders’ Equity	$7,934.7	$8,047.8	$8,068.4	$8,137.0

Kemper Corporation Capital Metrics (Dollars and Shares in Millions, Except Per Share Amounts)

	Three Months Ended
	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Book Value Per Share
Numerator
Shareholders’ Equity	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Less: Goodwill	(311.8)	(311.8)	(311.8)	(311.8)
Shareholders’ Equity Excluding Goodwill	$1,804.8	$1,809.8	$1,728.6	$1,711.7
Shareholders’ Equity	$2,116.6	$2,121.6	$2,040.4	$2,023.5
Less: Unrealized Gains and Losses on Fixed Maturities	(327.4)	(319.8)	(189.4)	(149.0)
Shareholders’ Equity Excluding Unrealized on Fixed Maturities	$1,789.2	$1,801.8	$1,851.0	$1,874.5
Denominator
Common Shares Issued and Outstanding	60.249	60.456	60.460	60.453
Book Value Per Share	$35.13	$35.09	$33.75	$33.47
Book Value Per Share Excluding Goodwill	$29.96	$29.94	$28.59	$28.31
Book Value Per Share Excluding Unrealized on Fixed Maturities	$29.70	$29.80	$30.62	$31.01

Return on Shareholders’ Equity
Numerator
Rolling 12 Months Net Income	$74.5	$113.2	$144.2	$181.0
Denominator (5-point Average)
5-point Average Shareholders’ Equity	$2,065.0	$2,063.7	$2,035.4	$2,006.2
Rolling 12 Months Return on Average Shareholders Equity (5-point Average)	3.6%	5.5%	7.1%	9.0%

Debt and Total Capitalization
Debt	$610.6	$675.4	$610.2	$610.0
Shareholders’ Equity	2,116.6	2,121.6	2,040.4	2,023.5
Total Capitalization	$2,727.2	$2,797.0	$2,650.6	$2,633.5
Ratio of Debt to Shareholders’ Equity	28.8%	31.8%	29.9%	30.1%
Ratio of Debt to Total Capitalization	22.4%	24.1%	23.0%	23.2%

Kemper Corporation Segment Revenues (Dollars In Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Revenues:
Preferred:
Earned Premiums	$859.8	$217.0	$216.5	$214.4	$211.9
Net Investment Income	48.8	11.0	8.2	15.4	14.2
Other Income	0.3	0.1	0.1	—	0.1
Total Preferred	908.9	228.1	224.8	229.8	226.2
Specialty:
Earned Premiums	445.2	108.5	111.0	113.3	112.4
Net Investment Income	22.8	5.3	3.7	7.2	6.6
Other Income	0.5	0.1	0.2	0.1	0.1
Total Specialty	468.5	113.9	114.9	120.6	119.1
Direct:
Earned Premiums	222.7	50.9	54.4	57.5	59.9
Net Investment Income	17.4	3.8	2.8	5.5	5.3
Other Income	0.1	—	0.1	—	—
Total Direct	240.2	54.7	57.3	63.0	65.2
Life and Health Insurance:
Earned Premiums	645.9	160.1	161.1	162.9	161.8
Net Investment Income	200.5	53.2	42.5	52.1	52.7
Other Income	0.1	—	—	0.1	—
Total Life and Health Insurance	846.5	213.3	203.6	215.1	214.5
Total Segment Revenues	2,464.1	610.0	600.6	628.5	625.0
Net Realized Gains (Losses) on Sales of Investments	33.7	5.9	(4.2)	17.8	14.2
Net Impairment Losses Recognized in Earnings	(11.3)	(4.6)	(5.0)	(1.3)	(0.4)
Other	8.5	2.0	1.4	2.7	2.4
Total Revenues	$2,495.0	$613.3	$592.8	$647.7	$641.2

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Segment Operating Profit (Loss):
Preferred	$(40.6)	$15.9	$(16.1)	$(54.5)	$14.1
Specialty	24.2	5.3	7.1	6.4	5.4
Direct	(47.2)	(27.6)	(3.8)	(8.3)	(7.5)
Life and Health	152.3	47.7	29.9	28.2	46.5
Total Segment Operating Profit (Loss)	88.7	41.3	17.1	(28.2)	58.5
Unallocated Operating Loss	(42.8)	(11.5)	(12.9)	(9.2)	(9.2)
Total Operating Profit (Loss)	45.9	29.8	4.2	(37.4)	49.3
Net Realized Gains (Losses) on Sales of Investments	33.7	5.9	(4.2)	17.8	14.2
Net Impairment Losses Recognized in Earnings	(11.3)	(4.6)	(5.0)	(1.3)	(0.4)
Income (Loss) from Continuing Operations before Income Taxes	$68.3	$31.1	$(5.0)	$(20.9)	$63.1
Segment Net Operating Income (Loss):
Preferred	$(17.6)	$12.7	$(8.3)	$(33.3)	$11.3
Specialty	19.8	4.4	5.7	5.3	4.4
Direct	(27.5)	(17.1)	(1.7)	(4.8)	(3.9)
Life and Health	98.9	31.2	19.7	18.0	30.0
Total Segment Net Operating Income (Loss)	73.6	31.2	15.4	(14.8)	41.8
Unallocated Net Operating Loss	(26.5)	(7.1)	(8.3)	(5.4)	(5.7)
Consolidated Operating Income (Loss)	47.1	24.1	7.1	(20.2)	36.1
Unallocated Net Income (Loss) From:
Net Realized Gains (Losses) on Sales of Investments	21.9	3.9	(2.7)	11.5	9.2
Net Impairment Losses Recognized in Earnings	(7.3)	(3.0)	(3.3)	(0.7)	(0.3)
Income (Loss) from Continuing Operations	$61.7	$25.0	$1.1	$(9.4)	$45.0

Kemper Corporation Segment Operating Results (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Net Investment Income by Segment:
Preferred:
Equity Method Limited Liability Companies	$8.0	$0.8	$(2.1)	$5.4	$3.9
All Other Net Investment Income	40.8	10.2	10.3	10.0	10.3
Net Investment Income	48.8	11.0	8.2	15.4	14.2
Specialty:
Equity Method Limited Liability Companies	3.7	0.4	(1.0)	2.5	1.8
All Other Net Investment Income	19.1	4.9	4.7	4.7	4.8
Net Investment Income	22.8	5.3	3.7	7.2	6.6
Direct:
Equity Method Limited Liability Companies	2.9	0.3	(0.8)	2.0	1.4
All Other Net Investment Income	14.5	3.5	3.6	3.5	3.9
Net Investment Income	17.4	3.8	2.8	5.5	5.3
Life and Health Insurance:
Equity Method Limited Liability Companies	(6.3)	0.8	(9.3)	—	2.2
All Other Net Investment Income	206.8	52.4	51.8	52.1	50.5
Net Investment Income	200.5	53.2	42.5	52.1	52.7
Total Segment Net Investment Income	289.5	73.3	57.2	80.2	78.8
Unallocated Net Investment Income:
Equity Method Limited Liability Companies	1.3	0.1	(0.5)	1.0	0.7
All Other Net Investment Income	7.2	1.9	1.9	1.7	1.7
Unallocated Net Investment Income	8.5	2.0	1.4	2.7	2.4
Net Investment Income	$298.0	$75.3	$58.6	$82.9	$81.2

Kemper Corporation Combined Property and Casualty Operations[1] (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Results of Operations
Net Premiums Written	$1,516.0	$356.7	$394.6	$381.1	$383.6
Earned Premiums:
Personal:
Automobile	$1,129.4	$274.7	$281.4	$286.2	$287.1
Homeowners	304.1	77.7	76.6	75.7	74.1
Other Personal	54.2	13.8	13.8	13.4	13.2
Total Personal	1,487.7	366.2	371.8	375.3	374.4
Commercial Automobile	40.0	10.2	10.1	9.9	9.8
Total Earned Premiums	1,527.7	376.4	381.9	385.2	384.2
Net Investment Income	89.0	20.1	14.7	28.1	26.1
Other Income	0.9	0.2	0.4	0.1	0.2
Total Revenues	1,617.6	396.7	397.0	413.4	410.5
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	1,137.8	285.4	280.6	281.2	290.6
Catastrophe Losses and LAE	154.7	7.0	43.8	94.7	9.2
Prior Years:
Non-catastrophe Losses and LAE	(27.5)	(2.6)	(16.4)	(5.4)	(3.1)
Catastrophe Losses and LAE	(4.9)	(1.6)	(1.5)	(1.9)	0.1
Total Incurred Losses and LAE	1,260.1	288.2	306.5	368.6	296.8
Insurance Expenses	407.6	101.4	103.3	101.2	101.7
Write-off of Other Intangible Assets Acquired	13.5	13.5	—	—	—
Operating Profit (Loss)	(63.6)	(6.4)	(12.8)	(56.4)	12.0
Income Tax Benefit (Expense)	38.3	6.4	8.5	23.6	(0.2)
Segment Net Operating Income (Loss)	$(25.3)	$—	$(4.3)	$(32.8)	$11.8
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	75.8%	73.5%	73.0%	75.7%
Current Year Catastrophe Losses and LAE Ratio	10.1	1.9	11.5	24.6	2.4
Prior Years Non-catastrophe Losses and LAE Ratio	(1.8)	(0.7)	(4.3)	(1.4)	(0.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.4)	(0.4)	(0.5)	—
Total Incurred Loss and LAE Ratio	82.5	76.6	80.3	95.7	77.3
Incurred Expense Ratio	27.6	30.5	27.0	26.3	26.5
Combined Ratio	110.1%	107.1%	107.3%	122.0%	103.8%
Underlying Combined Ratio [2]
Current Year Non-catastrophe Losses and LAE Ratio	74.5%	75.8%	73.5%	73.0%	75.7%
Incurred Expense Ratio	27.6	30.5	27.0	26.3	26.5
Underlying Combined Ratio	102.1%	106.3%	100.5%	99.3%	102.2%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	102.1%	106.3%	100.5%	99.3%	102.2%
Current Year Catastrophe Losses and LAE Ratio	10.1	1.9	11.5	24.6	2.4
Prior Years Non-catastrophe Losses and LAE Ratio	(1.8)	(0.7)	(4.3)	(1.4)	(0.8)
Prior Years Catastrophe Losses and LAE Ratio	(0.3)	(0.4)	(0.4)	(0.5)	—
Combined Ratio as Reported	110.1%	107.1%	107.3%	122.0%	103.8%

[1] Includes the results of operations of the Preferred, Specialty and Direct segments.
[2] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Preferred (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Results of Operations
Net Premiums Written	$868.8	$211.2	$233.3	$224.7	$199.6
Earned Premiums:
Automobile	$510.9	$127.9	$128.5	$127.6	$126.9
Homeowners	294.9	75.3	74.3	73.4	71.9
Other Personal	54.0	13.8	13.7	13.4	13.1
Total Earned Premiums	859.8	217.0	216.5	214.4	211.9
Net Investment Income	48.8	11.0	8.2	15.4	14.2
Other Income	0.3	0.1	0.1	—	0.1
Total Revenues	908.9	228.1	224.8	229.8	226.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	584.6	148.8	148.9	141.4	145.5
Catastrophe Losses and LAE	144.2	6.4	40.9	87.9	9.0
Prior Years:
Non-catastrophe Losses and LAE	(13.6)	(2.0)	(7.9)	(2.6)	(1.1)
Catastrophe Losses and LAE	(5.5)	(1.7)	(1.5)	(2.0)	(0.3)
Total Incurred Losses and LAE	709.7	151.5	180.4	224.7	153.1
Insurance Expenses	239.8	60.7	60.5	59.6	59.0
Operating Profit (Loss)	(40.6)	15.9	(16.1)	(54.5)	14.1
Income Tax Benefit (Expense)	23.0	(3.2)	7.8	21.2	(2.8)
Segment Net Operating Income (Loss)	$(17.6)	$12.7	$(8.3)	$(33.3)	$11.3
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	67.9%	68.6%	68.7%	65.9%	68.7%
Current Year Catastrophe Losses and LAE Ratio	16.8	2.9	18.9	41.0	4.2
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(0.9)	(3.6)	(1.2)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(0.8)	(0.7)	(0.9)	(0.1)
Total Incurred Loss and LAE Ratio	82.5	69.8	83.3	104.8	72.3
Incurred Expense Ratio	27.9	28.0	27.9	27.8	27.8
Combined Ratio	110.4%	97.8%	111.2%	132.6%	100.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	67.9%	68.6%	68.7%	65.9%	68.7%
Incurred Expense Ratio	27.9	28.0	27.9	27.8	27.8
Underlying Combined Ratio	95.8%	96.6%	96.6%	93.7%	96.5%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	95.8%	96.6%	96.6%	93.7%	96.5%
Current Year Catastrophe Losses and LAE Ratio	16.8	2.9	18.9	41.0	4.2
Prior Years Non-catastrophe Losses and LAE Ratio	(1.6)	(0.9)	(3.6)	(1.2)	(0.5)
Prior Years Catastrophe Losses and LAE Ratio	(0.6)	(0.8)	(0.7)	(0.9)	(0.1)
Combined Ratio as Reported	110.4%	97.8%	111.2%	132.6%	100.1%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Specialty (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Results of Operations
Net Premiums Written	$438.2	$100.0	$109.3	$105.8	$123.1
Earned Premiums:
Personal Automobile	$405.2	$98.3	$100.9	$103.4	$102.6
Commercial Automobile	40.0	10.2	10.1	9.9	9.8
Total Earned Premiums	445.2	108.5	111.0	113.3	112.4
Net Investment Income	22.8	5.3	3.7	7.2	6.6
Other Income	0.5	0.1	0.2	0.1	0.1
Total Revenues	468.5	113.9	114.9	120.6	119.1
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	358.4	87.5	86.8	91.3	92.8
Catastrophe Losses and LAE	3.8	0.1	0.7	2.9	0.1
Prior Years:
Non-catastrophe Losses and LAE	(9.5)	(2.5)	(3.2)	(1.9)	(1.9)
Catastrophe Losses and LAE	0.1	—	—	—	0.1
Total Incurred Losses and LAE	352.8	85.1	84.3	92.3	91.1
Insurance Expenses	91.5	23.5	23.5	21.9	22.6
Operating Profit	24.2	5.3	7.1	6.4	5.4
Income Tax Expense	(4.4)	(0.9)	(1.4)	(1.1)	(1.0)
Segment Net Operating Income	$19.8	$4.4	$5.7	$5.3	$4.4
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	80.4%	80.6%	78.2%	80.6%	82.5%
Current Year Catastrophe Losses and LAE Ratio	0.9	0.1	0.6	2.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.1)	(2.3)	(2.9)	(1.7)	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	0.1
Total Incurred Loss and LAE Ratio	79.2	78.4	75.9	81.5	81.0
Incurred Expense Ratio	20.6	21.7	21.2	19.3	20.1
Combined Ratio	99.8%	100.1%	97.1%	100.8%	101.1%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	80.4%	80.6%	78.2%	80.6%	82.5%
Incurred Expense Ratio	20.6	21.7	21.2	19.3	20.1
Underlying Combined Ratio	101.0%	102.3%	99.4%	99.9%	102.6%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	101.0%	102.3%	99.4%	99.9%	102.6%
Current Year Catastrophe Losses and LAE Ratio	0.9	0.1	0.6	2.6	0.1
Prior Years Non-catastrophe Losses and LAE Ratio	(2.1)	(2.3)	(2.9)	(1.7)	(1.7)
Prior Years Catastrophe Losses and LAE Ratio	—	—	—	—	0.1
Combined Ratio as Reported	99.8%	100.1%	97.1%	100.8%	101.1%

[1]Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Direct (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Results of Operations
Net premiums written	$209.0	$45.5	$52.0	$50.6	$60.9
Earned Premiums:
Automobile	$213.3	$48.5	$52.0	$55.2	$57.6
Homeowners	9.2	2.4	2.3	2.3	2.2
Other Personal	0.2	—	0.1	—	0.1
Total Earned Premiums	222.7	50.9	54.4	57.5	59.9
Net Investment Income	17.4	3.8	2.8	5.5	5.3
Other Income	0.1	—	0.1	—	—
Total Revenues	240.2	54.7	57.3	63.0	65.2
Incurred Losses and LAE related to:
Current Year:
Non-catastrophe Losses and LAE	194.8	49.1	44.9	48.5	52.3
Catastrophe Losses and LAE	6.7	0.5	2.2	3.9	0.1
Prior Years:
Non-catastrophe Losses and LAE	(4.4)	1.9	(5.3)	(0.9)	(0.1)
Catastrophe Losses and LAE	0.5	0.1	—	0.1	0.3
Total Incurred Losses and LAE	197.6	51.6	41.8	51.6	52.6
Insurance Expenses	76.3	17.2	19.3	19.7	20.1
Write-off of Other Intangible Assets Acquired	13.5	13.5	—	—	—
Operating Loss	(47.2)	(27.6)	(3.8)	(8.3)	(7.5)
Income Tax Benefit	19.7	10.5	2.1	3.5	3.6
Segment Net Operating Loss	$(27.5)	$(17.1)	$(1.7)	$(4.8)	$(3.9)
Ratios Based On Earned Premiums
Current Year Non-catastrophe Losses and LAE Ratio	87.5%	96.5%	82.5%	84.3%	87.3%
Current Year Catastrophe Losses and LAE Ratio	3.0	1.0	4.0	6.8	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(2.0)	3.7	(9.7)	(1.6)	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	0.2	0.2	—	0.2	0.5
Total Incurred Loss and LAE Ratio	88.7	101.4	76.8	89.7	87.8
Incurred Expense Ratio	40.3	60.3	35.5	34.3	33.6
Combined Ratio	129.0%	161.7%	112.3%	124.0%	121.4%
Underlying Combined Ratio [1]
Current Year Non-catastrophe Losses and LAE Ratio	87.5%	96.5%	82.5%	84.3%	87.3%
Incurred Expense Ratio	40.3	60.3	35.5	34.3	33.6
Underlying Combined Ratio	127.8%	156.8%	118.0%	118.6%	120.9%
Non-GAAP Measure Reconciliation
Underlying Combined Ratio	127.8%	156.8%	118.0%	118.6%	120.9%
Current Year Catastrophe Losses and LAE Ratio	3.0	1.0	4.0	6.8	0.2
Prior Years Non-catastrophe Losses and LAE Ratio	(2.0)	3.7	(9.7)	(1.6)	(0.2)
Prior Years Catastrophe Losses and LAE Ratio	0.2	0.2	—	0.2	0.5
Combined Ratio as Reported	129.0%	161.7%	112.3%	124.0%	121.4%

[1] Underlying Combined Ratio is a non-GAAP measure, which is computed as the difference between three operating ratios: the combined ratio, the effect of catastrophes (excluding development of prior year catastrophes) on the combined ratio and the effect of prior year reserve development at the reporting date (including development on prior year catastrophes) on the combined ratio.

Kemper Corporation Life and Health Insurance (Dollars in Millions) (Unaudited)

	Year Ended	Three Months Ended
	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Results of Operations
Earned Premiums:
Life	$395.1	$98.0	$98.0	$99.7	$99.4
Accident and Health	166.3	41.7	41.9	41.5	41.2
Property	84.5	20.4	21.2	21.7	21.2
Total Earned Premiums	645.9	160.1	161.1	162.9	161.8
Net Investment Income	200.5	53.2	42.5	52.1	52.7
Other Income	0.1	—	—	0.1	—
Total Revenues	846.5	213.3	203.6	215.1	214.5
Policyholders’ Benefits and Incurred Losses and LAE	385.6	88.5	93.0	108.6	95.5
Insurance Expenses	308.6	77.1	80.7	78.3	72.5
Operating Profit	152.3	47.7	29.9	28.2	46.5
Income Tax Expense	(53.4)	(16.5)	(10.2)	(10.2)	(16.5)
Segment Net Operating Income	$98.9	$31.2	$19.7	$18.0	$30.0

Kemper Corporation
Definitions of Non-GAAP Financial Measures
The Company believes that investors’ understanding of Kemper’s performance is enhanced by the disclosure of the following non-GAAP financial measures. The methods for calculating these measures may differ from those used by other companies and therefore comparability may be limited.
Book Value Per Share Excluding Unrealized Gains on Fixed Maturities is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the impact of unrealized net capital gains and losses on fixed income securities by total Common Shares Issued and Outstanding. Book value per share is the most directly comparable GAAP financial measure. The Company uses the trend in book value per share, excluding the impact of unrealized net capital gains and losses on fixed income securities in conjunction with book value per share to identify and analyze the change in net worth attributable to management efforts between periods. The Company believes the non-GAAP financial measure is useful to investors because it eliminates the effect of items that can fluctuate significantly from period to period and are generally driven by economic developments, primarily capital market conditions, the magnitude and timing of which are generally not influenced by management. The Company believes it enhances understanding and comparability of performance by highlighting underlying business activity and profitability drivers.
Book Value Per Share Excluding Goodwill is a ratio that uses a non-GAAP financial measure. It is calculated by dividing shareholders’ equity after excluding the recorded Goodwill asset. Book value per share is the most directly comparable GAAP financial measure. Book Value Per Share, Excluding Goodwill, also referred to as Tangible Book Value Per Share, is a common measure used by analysts and investors to compare similar companies.

Combined Property and Casualty Operations is a non‐GAAP measure, which is comprised of the Preferred, Specialty and Direct segments.
Consolidated Net Operating Income (Loss) is an after-tax, non-GAAP financial measure and is computed by excluding from Income (Loss) from Continuing Operations the after-tax impact of 1) Net Realized Gains (Losses) on Sales of Investments, 2) Net Impairment Losses Recognized in Earnings related to investments and 3) other significant non-recurring or infrequent items that may not be indicative of ongoing operations. Significant non-recurring items are excluded when (a) the nature of the charge or gain is such that it is reasonably unlikely to recur within two years, and (b) there has been no similar charge or gain within the prior two years. The most directly comparable GAAP financial measure is income from continuing operations.
The Company believes that Consolidated Net Operating Income (Loss) provides investors with a valuable measure of its ongoing performance because it reveals underlying operational performance trends that otherwise might be less apparent if the items were not excluded. Net Realized Gains (Losses) on Sales of Investments and Net Impairment Losses Recognized in Earnings related to investments included in the Company's results may vary significantly between periods and are generally driven by business decisions and external economic developments such as capital market conditions that impact the values of the company's investments, the timing of which is unrelated to the insurance underwriting process. Significant non-recurring items are excluded because, by their nature, they are not indicative of the Company's business or economic trends.
A reconciliation of Consolidated Net Operating Income (Loss) to Income (Loss) from Continuing Operations is presented below:

	Year Ended	Three Months Ended
Dollars in Millions (Unaudited)	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Consolidated Net Operating Income (Loss)	$47.1	$24.1	$7.1	$(20.2)	$36.1
Net Income (Loss) From:
Net Realized Gains (Losses) on Sales of Investments	21.9	3.9	(2.7)	11.5	9.2
Net Impairment Losses Recognized in Earnings	(7.3)	(3.0)	(3.3)	(0.7)	(0.3)
Income (Loss) from Continuing Operations	$61.7	$25.0	$1.1	$(9.4)	$45.0

Consolidated Net Operating Income (Loss) Per Unrestricted Share is a non-GAAP financial measure, which is computed by dividing Consolidated Net Operating Income by the weighted average unrestricted shares outstanding. The most directly comparable GAAP financial measure is Income (Loss) from Continuing Operations Per Unrestricted share‐basic.

A reconciliation of Consolidated Net Operating Income (Loss) Per Unrestricted Share to Income (Loss) from Continuing Operations Per Unrestricted Share is presented below:

	Year Ended	Three Months Ended
Dollars in Millions (Unaudited)	Dec 31, 2011	Dec 31, 2011	Sep 30, 2011	Jun 30, 2011	Mar 31, 2011
Consolidated Net Operating Income (Loss) Per Unrestricted Share	$0.78	$0.40	$0.12	$(0.33)	$0.59
Net Income (Loss) Per Unrestricted Share From:
Net Realized Gains (Losses) on Sales of Investments	0.36	0.06	(0.05)	0.19	0.15
Net Impairment Losses Recognized in Earnings	(0.12)	(0.05)	(0.06)	(0.02)	—
Income (Loss) from Continuing Operations Per Unrestricted Share	$1.02	$0.41	$0.01	$(0.16)	$0.74
Underlying Combined Ratio is a non-GAAP financial measure, which is computed by adding the Current Year Non-catastrophe Losses and LAE Ratio with the Incurred Expense Ratio. The most directly comparable GAAP financial measure is the combined ratio. The Company believes the underlying combined ratio is useful to investors and is used by management to reveal the trends in the Company's Property and Casualty insurance businesses that may be obscured by catastrophe losses and prior year reserve development. These catastrophe losses cause loss trends to vary significantly between periods as a result of their incidence of occurrence and magnitude, and can have a significant impact on the combined ratio. Prior year reserve developments are caused by unexpected loss development on historical reserves. Because reserve development relates to the re-estimation of losses from earlier periods, it has no bearing on the performance of our insurance products in the current period. The Company believes it is useful for investors to evaluate these components separately and in the aggregate when reviewing the Company's underwriting performance. The underlying combined ratio should not be considered a substitute for the combined ratio and does not reflect the overall underwriting profitability of our business.